EXHIBIT 31.03

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Michael M. McNamara, certify that:

1.              I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Flex Ltd.; and

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 20, 2018

/s/ MICHAEL M. MCNAMARA
Michael M. McNamara
Chief Executive Officer